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                                                                    EXHIBIT 10.2

                       SECURITY TRUST AGREEMENT SUPPLEMENT


Bankers Trust Company, as Security Trustee
Four Albany Street
New York, New York 10006                                           July 17, 2000

Attention:  Corporate Trust & Agency Group - Structured Finance

            Re: Security Trust Agreement, dated as of July 15, 1998

Gentlemen:

                  Reference is made to the Security Trust Agreement, dated as of July 15, 1998 (the "Security Trust Agreement"), among AerCo Limited, a limited liability company incorporated under the laws of Jersey, Channel Islands, the Issuer Subsidiaries party thereto, Bankers Trust Company, a New York banking corporation, not in its individual capacity (except as otherwise provided pursuant to Sections 6.03(i) and 6.03(ii) of the Security Trust Agreement), but solely as the initial Security Trustee (the "Security Trustee") and the other parties thereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Security Trust Agreement.

                  Each of the undersigned (the "New Grantors") hereby agrees, as of the date first above written, to become a Grantor under the Security Trust Agreement as if it were an original party thereto and agrees that each reference in the Security Trust Agreement to a "Grantor" shall also mean and be a reference to such New Grantor.

                  Each New Grantor hereby assigns and pledges to the Security Trustee for the benefit of the Secured Parties with respect to such New Grantor, [which in the case of all Grantors [except AerFi Sverige Leasing AB], is AerCo
Limited [and, in the case of AerFi Sverige Leasing AB, is       ] ] and hereby
grants to the Security Trustee for the benefit of the Secured Parties with respect to such New Grantor a security interest in, all of its right, title and interest in and to:

                  (a) all of the following (collectively, the "Non-Trustee Account Collateral"):

                           (i) all of the Non-Trustee Accounts (to the extent
                  permitted by applicable law) in such New Grantor's name, all funds or any other interest held or required by the terms of the Indenture and any Guarantor Indenture to be held therein and all certificates and instruments, if any, from time to time representing or evidencing such Non-Trustee Accounts;

                           (ii) all notes, certificates of deposit, deposit
                  accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Security Trustee for or on behalf of such New Grantor in substitution for or in addition to any or all of the then existing Non-Trustee Account Collateral of such New Grantor;


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                           (iii) all interest, dividends, cash, instruments and
                  other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Non-Trustee Account Collateral of such New Grantor.

                  (b)      all of the following (collectively, the
                           "Cash Collateral"):

                           (i) all funds or any other interest of such New
                  Grantor held or required by the terms of the Indenture or any Guarantor Indenture to be held in the Accounts and all certificates and instruments, if any, from time to time representing or evidencing such funds;

                           (ii) all notes, certificates of deposit, deposit
                  accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Security Trustee for or on behalf of such New Grantor in substitution for or in addition to any or all of the then existing Cash Collateral of such New Grantor; and

                           (iii) all interest, dividends, instruments and other
                  property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Cash Collateral of such New Grantor;

                  (c) all "investment property" (as defined in Section 9-115(1)(f) of the UCC) of such New Grantor, and all of the following (the "Investment Collateral"):

                           (i) all Permitted Account Investments made or
                  acquired from or with the proceeds of any Non-Trustee Account Collateral or Cash Collateral of such New Grantor from time to time and all certificates and instruments, if any, from time to time representing or evidencing such Permitted Account Investments;

                           (ii) all notes, certificates of deposit, deposit
                  accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Security Trustee for or on behalf of such New Grantor in substitution for or in addition to any or all of the then existing Investment Collateral of such New Grantor; and

                           (iii) all interest, dividends, instruments and other
                  property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Investment Collateral of such New Grantor; and

                  (d)      all of the following (the "Security Collateral"):

                           (i) subject to any prior security interest created
                  under any Security Documents, each of the shares or stock set forth opposite such New Grantor's name on and as otherwise described in Part I of Schedule A hereto and issued by the companies named therein (the "Pledged Stock") held by it or any nominee on its behalf and the certificates representing such Pledged Stock, and all dividends, cash, instruments and other property from time to time

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                  received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Stock;

                           (ii) [subject to the Irish Share Mortgage, McCann's
                  please inform - is this appropriate?] the indebtedness set forth opposite such New Grantor's name on and as otherwise described in Part II of Schedule A hereto and issued by the obligors named therein (the "Pledged Debt") owed to it and the instruments evidencing such Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Debt;

                           (iii) all additional shares of Stock from time to
                  time acquired by such New Grantor in any manner, and the certificates representing such additional shares and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional shares; and

                           (iv) all additional indebtedness from time to time
                  owed to such New Grantor by any AerCo Group Member and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

                  (e)      all of the following (the "Lease Collateral"):

                           all of such New Grantor's right, title and interest
                  in and to all Leases to which such New Grantor is or may from time to time be party and in any lease, conditional sale agreement, hire purchase agreement or other similar agreement with another AerCo Group Member under which it is the lessor or vendor with respect to such Leases (the "Assigned Leases"), including without limitation, (A) all rights of such New Grantor to receive moneys due and to become due under or pursuant to such Assigned Leases, (B) all rights of such New Grantor to receive proceeds of any Insurance, indemnity, warranty or guaranty with respect to such Assigned Leases, (C) claims of such New Grantor for damages arising out of or for breach or default under such Assigned Leases and (D) the right of such New Grantor to terminate such Assigned Leases, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, whether arising under such leases or by statute or at law or in equity;

                  (f) all proceeds of any and all of the foregoing collateral (including, without limitation, proceeds that constitute property of the types described in subsections (a),
                  (b), (c), (d), (e) and (f) above).

                  Each New Grantor hereby makes each representation and warranty set forth in Section 2.07 of the Security Trust Agreement (as supplemented by the attached Annexes) and hereby agrees to be bound as a Grantor by all of the terms and provisions of the Security Trust Agreement. Each reference in the Security Trust Agreement to the Pledged Stock, the

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Pledged Debt, the Security Collateral, the Lease Collateral, the Assigned
Agreements, the Agreement Collateral and the Assigned Leases shall be construed to include a reference to the corresponding Collateral hereunder.

                  Each New Grantor hereby agrees, together with the Issuer, jointly and severally to indemnify the Security Trustee, its officers, directors, employees and agents in the manner set forth in Section 9.01 of the Security Trust Agreement.

                  Attached are:

                           (i) an Account Letter in substantially the form of Exhibit D to the Security Trust Agreement from the Non-Trustee Account Bank at which each Non-Trustee Account is located
                  [ARE THERE ANY?] and

                           (ii)  duly completed copies of Annex I and Annex II.

                  This Security Trust Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                                Very truly yours,


                                                Gustav Leasing I Limited



                                                By:____________________________
                                                   Name:
                                                   Title:

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                                                Gustav Leasing V Limited



                                                By:____________________________
                                                   Name:
                                                   Title:


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                                                Baltic Airlease III LLC



                                                By:____________________________
                                                   Name:
                                                   Title:

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                                               Ergo Leasing Limited



                                               By:_____________________________
                                                  Name:
                                                  Title:


                                               Lorenton Limited



                                               By:_____________________________
                                                  Name:
                                                  Title:


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                                               AerCo Limited



                                               By:_____________________________
                                                  Name:
                                                  Title:



Acknowledged and agreed to
as of the date first above written:

BANKERS TRUST COMPANY,
     not in its individual capacity, but
     solely as the initial Security Trustee


By:_____________________________
   Name:
   Title:


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                                   SCHEDULE A

                         PLEDGED SHARES AND PLEDGED DEBT
Part I

                                                                                                      Percentage of
                                                     Class of                Certificate  Number of   Outstanding
Grantor                                  Issuer      Stock      Par Value    No(s)        Shares      Shares
                                         ------      --------   ---------    -----------  ---------   -------------

Gustav Leasing I Limited
Gustav Leasing II Limited
Gustav Leasing III Limited
Gustav Leasing IV Limited
Gustav Leasing V Limited
Gustav Leasing VI Limited
Gustav Leasing VII Limited
Gustav Leasing VIII Limited
Gustav Leasing IX Limited
AerFi BM Limited
Baltic Airlease III LLC
Ergo Leasing Limited
Lorenton Limited
AerFi POL Inc.
Baltic Airlease II LLC
Indigo Aviation (Leasing) Limited
Indigo Aviation (Ireland) Limited
AerFi Sverige Leasing AB

Part 2

                                                                Debt                      Outstanding
                                         Debt     Description   Certificate  Final        Principal
Grantor                                  Issuer   of Debt       No(s)        Maturity     Amount
                                         ------   -----------   ---------    -----------  -----------
Gustav Leasing I Limited
Gustav Leasing II Limited
Gustav Leasing III Limited
Gustav Leasing IV Limited
Gustav Leasing V Limited
Gustav Leasing VI Limited
Gustav Leasing VII Limited
Gustav Leasing VIII Limited
Gustav Leasing IX Limited
AerFi BM Limited
Baltic Airlease III LLC
Ergo Leasing Limited
Lorenton Limited
AerFi POL Inc.
Baltic Airlease II LLC
Indigo Aviation (Leasing) Limited
Indigo Aviation (Ireland) Limited
AerFi Sverige Leasing AB

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                                     ANNEX I
                          SECURITY AGREEMENT SUPPLEMENT


                                   TRADE NAMES

    Gustav Leasing I Limited:

    Gustav Leasing II Limited:

    Gustav Leasing III Limited:

    Gustav Leasing VI Limited:

    Gustav Leasing V Limited:

    Gustav Leasing VI Limited:

    Gustav Leasing VII Limited:

    Gustav Leasing VIII Limited:

    Gustav Leasing IX Limited:

    AerFi BM Limited:

    Baltic Airlease III LLC:

    Ergo Leasing Limited:

    Lorenton Limited:

    AerFi POL Inc.:

    Baltic Airlease II LLC:

    Indigo Aviation (Leasing) Limited:

    Indigo Aviation (Ireland) Limited:

    AerFi Sverige Leasing AB:


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                                    ANNEX II
                          SECURITY AGREEMENT SUPPLEMENT


                             CHIEF PLACE OF BUSINESS
                                       AND
                      CHIEF EXECUTIVE OR REGISTERED OFFICE

    Gustav Leasing I Limited
    ___________________________
    ___________________________
    ___________________________


    Gustav Leasing II Limited
    ___________________________
    ___________________________
    ___________________________



    Gustav Leasing III Limited
    ___________________________
    ___________________________
    ___________________________


    Gustav Leasing VI Limited
    ___________________________
    ___________________________
    ___________________________


    Gustav Leasing V Limited
    ___________________________
    ___________________________
    ___________________________


    Gustav Leasing VI Limited
    ___________________________
    ___________________________
    ___________________________


    Gustav Leasing VII Limited
    ___________________________
    ___________________________
    ___________________________

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    Gustav Leasing VIII Limited
    ___________________________
    ___________________________
    ___________________________


    Gustav Leasing IX Limited
    ___________________________
    ___________________________
    ___________________________


    AerFi BM Limited
    ___________________________
    ___________________________
    ___________________________


    Baltic Airlease III LLC
    ___________________________
    ___________________________
    ___________________________


    Ergo Leasing Limited
    ___________________________
    ___________________________
    ___________________________


    Lorenton Limited
    ___________________________
    ___________________________
    ___________________________


    AerFi POL Inc.
    ___________________________
    ___________________________
    ___________________________


    Baltic Airlease II LLC
    ___________________________
    ___________________________
    ___________________________


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    Indigo Aviation (Leasing)
    Limited
    ___________________________
    ___________________________
    ___________________________


    Indigo Aviation (Ireland)
    Limited
    ___________________________
    ___________________________
    ___________________________


    AerFi Sverige Leasing AB
    ___________________________
    ___________________________
    ___________________________



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                                ACCOUNT LETTER(S)



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